Exhibit 10.1
AMENDMENT No. 4 TO SECURED LOAN AGREEMENT
     AMENDMENT TO SECURED LOAN AGREEMENT (this “Amendment”) dated as of March 30, 2007 among WESTLB AG, NEW YORK BRANCH (the “Lender”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Collateral Agent” and “Securities Intermediary), LEASE EQUITY APPRECIATION FUND I, L.P., a Delaware limited partnership (“LEAF” or the “Seller”), LEAF FINANCIAL CORPORATION, a Delaware corporation (the “Servicer”), LEAF FUNDING INC., a Delaware corporation (the “Originator”) and LEAF FUND I, LLC, a Delaware limited liability company (the “Borrower”).
W I T N E S S E T H:
     WHEREAS, the parties hereto are parties to the Secured Loan Agreement, dated as of December 31, 2004 (the “Secured Loan Agreement”);
     WHEREAS, pursuant to Section 14.04 of the Secured Loan Agreement, the parties hereto wish to amend the Secured Loan Agreement and hereby agree that the Secured Loan Agreement is hereby amended; and
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Definitions.
     (a) Whenever used in this Amendment, capitalized terms used and not otherwise defined herein shall have the meanings set forth in Appendix A to the Secured Loan Agreement.
     (b) Any term that relates to a document or a statute, rule, or regulation includes any amendments, modifications, supplements, or any other changes that may have occurred since the document, statute, rule, or regulation came into being, including changes that occur after the date of this Amendment.
     SECTION 2. Amendments. The parties hereto hereby agree, pursuant to Section 14.04 of the Secured Loan Agreement, to amend the Secured Loan Agreement as follows:
(a)	Subsection (jj) of Section 7.02 shall be struck in its entirety and replaced with:

As of the last day of each fiscal quarter commencing March 31, 2007, LEAF shall maintain “partners equity” (as reflected in its financial statements) plus an amount “Due to General Partner” of no less than 75% of “partners equity” as of August 15, 2004 (the last day of its offering period pursuant to its Prospectus dated August 15, 2002) as reported in its September 2004 financial statements.

(b)	Subsection (ff) of Section 8.01 shall be struck in its entirety and replaced with:
Failure to Maintain Minimum Capital Requirements. (i) LEAF shall have failed to maintain a Senior Leverage Ratio no greater than 8.0:1.0 or (ii) the Servicer shall have (a) failed to maintain a “Minimum Tangible Net Worth” (defined as stockholders’ equity plus subordinated debt less intangibles) of $7,500,000 or (b) defaulted (after giving effect to any and all notice, grace and cure periods) in respect of any material Indebtedness for borrowed money).
      (c) The definitions of Maximum Facility Amount and Senior Leverage Ratio in Appendix A shall be struck in its entirety and replaced with:
          “Maximum Facility Amount” means $125,000,000.
          “Senior Leverage Ratio” means, with respect to LEAF, the result obtained by dividing LEAF’s Combined Recourse Debt by LEAF’s Adjusted Partner’s Capital. For such determination, “Combined Recourse Debt” means all of LEAF’s debts and liabilities, but excluding third party accounts payable, accrued expenses, non-recourse debt and intercompany obligations, and “Adjusted Partner’s Capital” means partner’s capital plus Due to General Partner plus subordinated debt, if any. For such determination (including Section 7.02(jj)), “Due to General Partner” means amounts, as set forth in the financial statements of LEAF, that are due to LEAF Financial Corporation and its affiliates, as general partner of LEAF, for management fees and expenses due for servicing the Securitized Portfolio in addition to amounts LEAF Financial Corporation has paid for property taxes due on the Securitized Portfolio that have been billed to Customers.
     SECTION 3. Representations and Warranties.
     Borrower, LEAF and Servicer each hereby severally certifies as to itself that its respective representations and warranties set forth in Article VI of the Loan Agreement (and any other representations and warranties made by Borrower, LEAF or Servicer in the Loan Agreement) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, Borrower, LEAF and Servicer each severally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) no unwaived Facility Termination Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Facility Termination Event or Event of Default) shall have occurred and be continuing as of the date hereof nor shall any unwaived Facility Termination Event or Event of Default (nor any event that but for notice or lapse of time or both would constitute an unwaived Facility Termination Event or Event of Default) occur due to this Amendment becoming effective, (b) Borrower, LEAF and Servicer each has the power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary actions to authorize the execution and delivery of this Amendment, (c) no consent of any other person (including, without limitation, members or creditors of Borrower, LEAF or

Servicer), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this Amendment, other than such that have been obtained, (d) the Loan Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of Servicer, LEAF and the Borrower, enforceable against them in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors’ rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or law), and (e) the execution, delivery and performance of this Amendment will not violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of formation or the limited liability company agreement of Servicer, LEAF or Borrower or any material indenture, agreement, mortgage, deed of trust or other instrument to which Servicer, LEAF or the Borrower is a party or by which it is bound.
     SECTION 4. Ratification. Upon execution of this Amendment, the Secured Loan Agreement shall be amended in accordance herewith, and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties shall hereafter be determined, exercised and enforced subject in all respects to such amendments, and the terms of this Amendment shall be a part of the Secured Loan Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Amendment is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.
     SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF.
     SECTION 6. Counterparts. For the purpose of facilitating the execution of this Amendment and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original and together shall constitute and be one and the same instrument.
     SECTION 7. Severability of Provisions. If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment.
     SECTION 8. Amendment. This Amendment may be amended or modified from time to time by the parties hereto, but only by an instrument in writing signed by each of the parties hereto.
     SECTION 9. Headings. The Section headings are not part of this Amendment and shall not be used in its interpretation.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

LEAF FUND I, LLC,
as Borrower

By:

Name:
Title:

LEASE EQUITY APPRECIATION FUND I, L.P.,
as Seller

By:	LEAF FINANCIAL CORPORATION,
as General Partner

By:

Name:
Title:

LEAF FINANCIAL CORPORATION, as Servicer

By:

Name:
Title:

LEAF FUNDING, INC., as Originator

By:

Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent and Securities Intermediary

By:

Name:
Title:

WESTLB AG, NEW YORK BRANCH, as Lender

By:

Name:
Title:

By:

Name:
Title: